                            AGREEMENT OF JOINT FILING

        The parties listed below agree that the Amendment No. 29 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 8, 2002


                                            AIMCO PROPERTIES, L.P.

                                            By:  AIMCO-GP, INC.
                                                    (General Partner)


                                            By:    /s/ Patrick J. Foye
                                                --------------------------------
                                                       Executive Vice President


                                            AIMCO-GP, INC.


                                            By:    /s/ Patrick J. Foye
                                                --------------------------------
                                                       Executive Vice President


                                            APARTMENT INVESTMENT AND
                                            MANAGEMENT COMPANY


                                            By:    /s/ Patrick J. Foye
                                                --------------------------------
                                                       Executive Vice President


                                            INSIGNIA PROPERTIES, L.P.

                                            By:  AIMCO/IPT, INC.
                                                 (General Partner)


                                            By:    /s/ Patrick J. Foye
                                               ---------------------------------
                                                       Executive Vice President

                                            AIMCO/IPT, INC.


                                            By:    /s/ Patrick J. Foye
                                               ---------------------------------
                                                       Executive Vice President



                                            COOPER RIVER PROPERTIES, L.L.C.


                                            By:    /s/ Patrick J. Foye
                                               ---------------------------------
                                                       Executive Vice President


                                            MADISON RIVER PROPERTIES, L.L.C.


                                            By:    /s/ Patrick J. Foye
                                               ---------------------------------
                                                       Executive Vice President